EXHIBIT 32.1


                                Certification of
                             American River Holdings
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
    regarding Annual Report on Form 10-K for the year ended December 31, 2003


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of American River Holdings, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Annual Report on Form 10-K for the year ended December 31, 2003 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



         Dated: March 15, 2004         By: /s/ DAVID T. TABER
                                           -------------------------------------
                                           David T. Taber
                                           President and Chief Executive Officer


         Dated: March 15, 2004         By: /s/ MITCHELL A. DERENZO
                                           -------------------------------------
                                           Mitchell A. Derenzo
                                           Executive Vice President and
                                           Chief Financial Officer




         A signed original of this written statement required by Section 906 has been provided to American River Holdings and will be retained by American River Holdings and furnished to the Securities and Exchange Commission or its staff upon request.


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